UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

Harley-Davidson Customer Funding Corp.

(Exact name of Depositor as specified in its charter)

Harley-Davidson Credit Corp.

(Exact name of Sponsor as specified in its charter)

Harley-Davidson Motorcycle Trust 2010-1

(Exact name of Issuing Entity as specified in its charter)

Delaware	333-157910-05	38-6933101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Wilmington Trust Company
1100 North Market Street
Wilmington, Delaware	19890-1605
(Address of principal executive offices)	(Zip Code)

(302) 636-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                               Entry Into a Material Definitive Agreement

On November 17, 2010, the registrant and Harley-Davidson Credit Corp. entered into an Underwriting Agreement with RBS Securities Inc., on behalf of itself and as representative of the several underwriters (collectively, the “Underwriters”), for the issuance and sale of certain asset backed notes of Harley-Davidson Motorcycle Trust 2010-1 (the “Trust”) in the following classes: Class A-1, Class A-2, Class A-3, Class A-4, Class B and Class C (collectively, the “Notes”).  The Notes have an aggregate principal amount of $600,000,000.  The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-157910).  It is expected that the Notes will be issued on or about November 23, 2010.

The Underwriting Agreement is attached as Exhibit 1.1.

Item 8.01.                            Other Events

The Notes will be offered pursuant to a final Prospectus Supplement dated November 17, 2010.

This Current Report on Form 8-K is being filed to file the opinions of Winston & Strawn LLP and copies of the agreements executed or to be executed in connection with the issuance of the Notes listed in Item 9.01(d).  The agreements are being filed to satisfy certain undertakings to file copies of certain agreements to be executed in connection with the issuance of the Notes.

Item 9.01.                            Financial Statements and Exhibits

(a)     Financial Statements:    None

(b)     Pro Forma Financial Information:    None

(c)     Not applicable

(d)     Exhibits:

Exhibit No.	Document
1.1

Underwriting Agreement dated November 17, 2010 among Harley-Davidson Customer Funding Corp. (“CFC”), Harley-Davidson Credit Corp. (“HDCC”) and RBS Securities Inc., on behalf of itself and as representative of the several underwriters

4.1	Trust Agreement to be dated as of October 1, 2010 between CFC and Wilmington Trust Company
4.2	Indenture to be dated as of November 1, 2010 between the Trust and The Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”)
5.1	Opinion of Winston & Strawn LLP, dated as of November 19, 2010 as to legality.
8.1	Opinion of Winston & Strawn LLP, dated as of November 19, 2010, as to certain tax matters.
10.1	Transfer and Sale Agreement to be dated as of November 1, 2010 between HDCC and CFC
10.2	Sale and Servicing Agreement to be dated as of November 1, 2010 among the Trust, CFC, HDCC, and the Indenture Trustee

10.3	Administration Agreement to be dated as of November 1, 2010 among the Trust, HDCC, CFC and the Indenture Trustee
23.1	Consent of Winston & Strawn LLP (included in Exhibits 5.1 and 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON CUSTOMER FUNDING CORP.

By:	/s/ James Darrell Thomas
Name: James Darrell Thomas
Title: Vice President, Treasurer and Assistant Secretary

November 19, 2010

EXHIBIT INDEX

Exhibit No.	Document
1.1

Underwriting Agreement dated November 17, 2010 among Harley-Davidson Customer Funding Corp. (“CFC”), Harley-Davidson Credit Corp. (“HDCC”) and RBS Securities Inc., on behalf of itself and as representative of the several underwriters

4.1	Trust Agreement to be dated as of October 1, 2010 between CFC and Wilmington Trust Company
4.2	Indenture to be dated as of November 1, 2010 between the Trust and The Bank of New York Mellon Trust Company, N.A. (the “Indenture Trustee”)
5.1	Opinion of Winston & Strawn LLP, dated as of November 19, 2010 as to legality.
8.1	Opinion of Winston & Strawn LLP, dated as of November 19, 2010, as to certain tax matters.
10.1	Transfer and Sale Agreement to be dated as of November 1, 2010 between HDCC and CFC
10.2	Sale and Servicing Agreement to be dated as of November 1, 2010 among the Trust, CFC, HDCC, and the Indenture Trustee
10.3	Administration Agreement to be dated as of November 1, 2010 among the Trust, HDCC, CFC and the Indenture Trustee
23.1	Consent of Winston & Strawn LLP (included in Exhibits 5.1 and 8.1)